Exhibit 21.0

TRANSCONTINENTAL REALTY INVESTORS, INC.

SUBSIDIARIES OF THE REGISTRANT

The following is a list of all subsidiaries of and partnership interests of Transcontinental Realty Investors, Inc., the percentage of ownership and the state or other jurisdiction of organization or incorporation as of December 31, 2010 (indention indicates immediate parent entity):

Corporations

Name of Entity	Ownership	Jurisdiction
American Realty Investors, Inc.	2.40%	Nevada
ART One Hickory Corporation	100%	Nevada
ART Two Hickory Corporation	100%	Nevada
Centura-Ewing, Inc.	100%	Nevada
Continental Mortgage and Equity Investors, Inc.	100%	Nevada
Continental Baronne, Inc.	100%	Nevada
Continental Poydras Corp.	100%	Nevada
Garden Centura, Inc.	100%	Nevada
Hartford Building Corporation	100%	Texas
Income Opportunity Realty Investors, Inc*.	85.2%	Nevada
Mandahl Bay Holdings, Inc.	100%	US Virgin Islands
Midland Odessa Properties, Inc.**	48.8%	California
South Toler, Inc.	100%	Texas
T Belmont, Inc.	100%	Nevada
T Blue Lake II, Inc.	100%	Nevada
T Blue Lakes, Inc.	100%	Nevada
T Breakwater, Inc.	100%	Nevada
T Capitol Hill II, Inc.	100%	Nevada
T Capitol Hill, Inc.	100%	Nevada
T Castle Glen, Inc.	100%	Nevada
T City Park, Inc.	100%	Nevada
T Clarksville, Inc.	100%	Nevada
T Dakota Arms, Inc.	100%	Nevada
T Desoto Ridge, Inc.	100%	Nevada
T Desoto, Inc.	100%	Nevada
T Dorado Ranch, Inc.	100%	Nevada
T Echo Valley, Inc.	100%	Nevada
T Galleria Town Center, Inc.	100%	Nevada
T Galleria West Hotel, Inc.	100%	Nevada
T Galleria West Lofts, Inc.	100%	Nevada
T Grand Prairie, Inc.	100%	Nevada
T Hackberry, Inc.	100%	Nevada
T Heather Creek, Inc.	100%	Nevada
T Island Bay Corp.	100%	Nevada
T Keller Springs, Inc.	100%	Nevada
T Kingsland Ranch, Inc.	100%	Nevada
T Kinsey Bridges, Inc.	100%	Nevada
T Lago Vista West, Inc.	100%	Nevada
T Laguna, Inc.	100%	Nevada
T Lakeforest, Inc.	100%	Nevada
T LC Station, Inc.	100%	Nevada
T LC Village, Inc.	100%	Nevada

Name of Entity	Ownership	Jurisdiction
T Legend, Inc.	100%	Nevada
T Longfellow, Inc.	100%	Nevada
T Majestic, Inc.	100%	Nevada
T Mansions, Inc.	100%	Nevada
T Mason Park, Inc.	100%	Nevada
T Maumelle, Inc.	100%	Nevada
T Metro Center, Inc.	100%	Nevada
T Nashville, Inc.	100%	Nevada
T Palm Desert, Inc.	100%	Nevada
T Park Central, Inc.	100%	Nevada
T Pecan Creek, Inc.	100%	Nevada
T Pecan Pointe, Inc.	100%	Nevada
T Pinnacle, Inc.	100%	Nevada
T Plum Creek, Inc.	100%	Nevada
T Polo Estates, Inc.	100%	Nevada
T Rogers, Inc.	100%	Nevada
T Sendero Ridge, Inc.	100%	Nevada
T Southwood 1394, Inc.	100%	Nevada
T Spanish Trail, Inc.	100%	Nevada
T Spyglass, Inc.	100%	Nevada
T Stonemason, Inc.	100%	Nevada
T Summer Breeze, Inc.	100%	Nevada
T Temple Villas, Inc.	100%	Nevada
T Travis, Inc.	100%	Nevada
T Vance Jackson, Inc.	100%	Nevada
T Verona Villas, Inc.	100%	Nevada
T Windsong, Inc.	100%	Nevada
T. Copperridge, Inc.	100%	Nevada
Tacco Universal, Inc.	100%	Nevada
TCascades, Inc.	100%	Nevada
TCI 151 Acres, Inc.	100%	Nevada
TCI 319 Acres, Inc.	100%	Nevada
TCI 600 Las Colinas, Inc.	100%	Nevada
TCI 9033 Wilshire Boulevard	100%	Nevada
TCI Anderson Estates, Inc.	100%	Nevada
TCI Audubon Terrace, Inc.	100%	Nevada
TCI Baywalk Corp.	100%	Nevada
TCI Bentonville, Inc.	100%	Nevada
TCI Centura, Inc.	100%	Nevada
TCI Courtyard, Inc.	100%	Nevada
TCI Dedeaux Road, Inc.	100%	Nevada
TCI Denham Springs, Inc.	100%	Nevada
TCI DLJ II, Inc.	100%	Nevada
TCI DLJ III, Inc.	100%	Nevada
TCI Heritage Building, Inc.	100%	Nevada
TCI Keller Hicks, Inc.	100%	Nevada
TCI LeFlore Estates, Inc.	100%	Nevada
TCI Limestone Vista Ridge, Inc.	100%	Nevada
TCI McKinney 34, Inc.	100%	Nevada
TCI McKinney Ranch, Inc.	100%	Nevada
TCI Mercer Crossing, Inc.	100%	Nevada
TCI Monticello Estates, Inc.	100%	Nevada
TCI Mountain Plaza, Inc.	100%	Nevada

Name of Entity	Ownership	Jurisdiction
TCI MS Investment, Inc.	100%	Mississippi
TCI NO Properties, Inc.	100%	Nevada
TCI Ocean Estates, Inc.	100%	Nevada
TCI Paramount Terrace, Inc.	100%	Nevada
TCI Park West I, Inc.	100%	Nevada
TCI Park West Land, Inc.	100%	Nevada
TCI Riverwalk I, Inc.	100%	Nevada
TCI Riverwalk II, Inc.	100%	Nevada
TCI Sugar Mill, Inc.	100%	Nevada
TCI Tivoli, Inc.	99%	Nevada
TCI UIW, Inc.	100%	Nevada
TCI Valley Ranch 20, Inc.	100%	Nevada
TCI West End, Inc.	100%	Nevada
TCI Willowbrook Village, Inc.	100%	Nevada
TFalcon, Inc.	100%	Nevada
Today Mason Park GP, Inc.	100%	Texas
Top Capital Partners, Inc.	100%	Nevada
Transcontinental Cary, Inc.	100%	Nevada
Transcontinental Eldorado, Inc.	100%	Nevada
Transcontinental Gautier Land, Inc.	100%	Nevada
Transcontinental Lamar, Inc.	100%	Nevada
Transcontinental Texstar, Inc.	100%	Nevada
Transcontinental Treehouse Corporation	100%	Nevada
Verandas at Cityview Corp.	100%	Nevada

LLC interests, including direct and indirect ownership through subsidiaries

Name of Entity	Ownership	Jurisdiction
ATI Mineral Holdings, LLC	99%	Nevada
CCH Member, LLC	100%	Mississippi
Capital Center Holdings, LLC	50%	Mississippi
David L. Jordan Apartments, Phase III, LLC	0.01%	Mississippi
LeFlore Estates, LLC	0.01%	Mississippi
T Bellwether Ridge, LLC	100%	Nevada
T Bridgewood Ranch II, LLC	100%	Nevada
T Courtyards at Cockrell Housing, LLC	100%	Nevada
T Keller Springs, LLC	100%	Nevada
T Lodges, LLC	100%	Nevada
T Midland, LLC	100%	Nevada
T Mira Bella LLC	100%	Nevada
T Peninsula Point, LLC	100%	Nevada
T Peterson, LLC	100%	Nevada
T Sierra Court, LLC	100%	Nevada
T Sonoma Court, LLC	100%	Nevada
T Springs Apts, LLC	100%	Nevada
T Toulon, LLC	100%	Nevada
T Townhome Investments, LLC	100%	Nevada
T Whitman, LLC	100%	Nevada
TCI Alpenloan, LLC	100%	Nevada
TCI Blue Ridge, LLC	100%	Nevada
TCI Centura Holdings, LLC	100%	Nevada
TCI Clements LLC	100%	Nevada

Name of Entity	Ownership	Jurisdiction
TCI Hines Acres, LLC	100%	Nevada
TCI Ladue, LLC	100%	Nevada
T CI Luna Ventures, LLC	100%	Nevada
TCI Manhattan 1, LLC	100%	Nevada
TCI Manhattan 2, LLC	100%	Nevada
TCI Marina Landing Lease, LLC	100%	Nevada
TCI Meridian Acres, LLC	100%	Nevada
TCI Payne North Land, LLC	100%	Nevada
Three Hickory Center, LLC	100%	Nevada
Travis Ranch, LLC	100%	Nevada
Partnership interests, including direct and indirect ownership through subsidiaries
288 City Park Apartments, LTD	99.00%	Texas
30 Castleglen Estates Apartments, LP	99.00%	Texas
313 Keller Springs Apartments, LP	24.00%	Texas
35 Sierra Court, LTD	75.00%	Texas
35 Timberland Apts., LTD	99.00%	Texas
5330 Peterson Lane Apartments, LP	24.00%	Texas
Adams Properties Associates	0.01%	Georgia
Anderson Estates, LP	0.01%	Mississippi
Blue Lake Properties II, LTD	99.00%	Texas
Blue Lake Properties, LTD	99.00%	Texas
Breakwater Bay, LTD	99.00%	Texas
Bridgewood Ranch Apts II, LP	24.00%	Texas
BW Apartments, LP	49.00%	Texas
Capitol Hill Limited Partnership	99.00%	Arkansas
Cascades Apartments, LTD	99.00%	Texas
Courtyards at Cockerell Housing, LP	0.01%	Texas
CTMGT Land Holdings, LP	19.90%	Texas
Dakota Arms, LTD	99.00%	Texas
David L. Jordan Apartments Phase II, LP	0.01%	Mississippi
DeSoto Apartments, LTD	99.00%	Texas
DeSoto Ridge Apartments, LTD	99.00%	Texas
Echo Valley Properties, LTD	99.00%	Texas
El Chaparral National Associates, LP	99.00%	Texas
El Paso Legends, LTD	99.00%	Texas
Falcon Lakes, LTD	99.00%	Texas
FB Peninsula Point, LTD	24.00%	Texas
FW Verandas at City View, LTD	99.00%	Texas
Garden Centura, LP	5.00%	Texas
Heather Creek Apartments Mesquite, LTD	99.00%	Texas
KLP Blue Ridge Apartments, LP	24.00%	Texas
KLP Clay Desta Apartments, LP	99.00%	Texas
KLP Dorado Ranch Apartments, LP	24.00%	Texas
KLP Sugar Mill Apartments, LP	24.00%	Texas
KLP Toulon Apartments, LP	99.00%	Mississippi
Laguna at Mira Lago, LTD	99.00%	Texas
Lake Forest AM, LTD	99.00%	Texas
Lakeview at Pecan Creek Apartments, LTD	99.00%	Texas
Limestone Vista Ridge Apartments, LTD	100.00%	Texas
Loyal Windsong of Fort Worth, LTD	99.00%	Texas
Mansions of Mansfield Apartments, LTD	24.00%	Texas
Marina Landing, LP	49.00%	Texas

Name of Entity	Ownership	Jurisdiction
Mason Kingsland Apartments, LP	99.00%	Texas
Mason Park, LTD	100.00%	Texas
Metra Cross Pool 2, LP	14.60%	Delaware
Metra Quail Oaks, LP	14.60%	Delaware
Metra Westwood, LP	14.60%	Delaware
Monticello Estates, LP	0.01%	Arkansas
Nakash Income Associates	60.0%	Georgia
Northside on Travis, LTD	24.00%	Texas
Pacific Galveston Properties, LP	49.00%	Texas
Parc at Clarksville, LP	1.00%	Tennessee
Parc at Denham Springs, LP	24.00%	Louisiana
Parc at Grand Prairie, LP	99.00%	Texas
Parc at Maumelle, LP	99.00%	Arkansas
Parc at Metro Center II, LP	24.00%	Tennessee
Parc at Metro Center, LP	99.00%	Tennessee
Parc at Rogers, LP	100.00%	Arkansas
Pecan Pointe, LTD	24.00%	Texas
Ridgepoint on the Creek, LTD	99.00%	Texas
Riverwalk Apartments, LP	0.01%	Mississippi
S Breeze Apartments, LP	24.00%	Texas
SA Spanish Trail, LTD	99.00%	Texas
Sendero Ridge, LTD	100.00%	Texas
Sonoma Court, LTD	24.00%	Texas
Spyglass of Mansfield, LTD	99.00%	Texas
TCI Woodmont Group III, LP	75.00%	Texas
TCI Woodmont Group IV, LP	75.00%	Texas
TCI Woodmont Group V, LP	100.00%	Texas
TCI Woodmont Group VII, LP	100.00%	Texas
The Lodge at Pecan Creek Apartments, LP	24.00%	Nevada
Tivoli Midway, LTD	99.00%	Texas
Verona Villa Apartments, LTD	24.00%	Texas
Vistas of Pinnacle Park, LTD	99.00%	Texas
Vistas of Vance Jackson, LTD	99.00%	Texas
Wildflower Villas, LTD	99.00%	Texas
Woodmont TCI Group IX, LP	75.00%	Texas
Woodmont TCI Group VIII, LP	75.00%	Texas
Woodmont TCI Group X, LP	75.00%	Texas
Woodmont TCI Group XI, LP	75.00%	Texas
Woodmont TCI Group XII, LP	75.00%	Texas
Woodmont TCI Group XIII, LP	75.00%	Texas
Woodmont TCI Group XIV, LP	75.00%	Texas

*	A List of all subsidiaries of Income Opportunity Realty Investors (IOT) is filed as exhibit 21.1 to IOT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 which was filed with the Commission on March 31, 2011 and is incorporated by reference herein.
**	Transcontinental Realty Investors, Inc. owns 48.8%, American Realty Investors, Inc. owns 31.3% and Income Opportunity Realty Investors, Inc. owns 19.9%.